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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  December 7, 2006


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On December 7, 2006, Michael G. Nicholson and Daniel J. Haslinger, both members of N-Viro International Corporation's (the "Company") Board of Directors, submitted his respective resignation to the Board of Directors and ceased to be a Director of the Company. Mr. Nicholson was a Class II director and Mr. Haslinger was a Class I director. Both Mr. Nicholson and Mr. Haslinger remain with the Company as the Chief Development Officer and an outside consultant, respectively.

On December 7, 2006, the Board replaced Mr. Nicholson with Thomas L. Kovacik of Toledo, Ohio and Mr. Haslinger with Mark D. Hagans of Archbold, Ohio. Mr. Kovacik previously worked for the Company from 1992 to 1995 as President of one of our divisions, and is presently the Executive Director of Transportation Advocacy Group of Northwest Ohio ("TAGNO"), a strategic planning organization who work with local and Ohio transportation and economic development officials. Mr. Hagans is an attorney and partner with the law firm of Plassman, Rupp, Short & Hagans, of Archbold, Ohio.

Mr. Kovacik has been appointed to the Board's Compensation Committee and Mr. Hagans to the Audit Committee.

Also on December 7, 2006, the Board elected James H. Hartung as Chairman of the Board of Directors, to replace Phillip Levin who did not stand for re-election at the 2006 Annual Meeting. Mr. Hartung has been a board member since January, 2006.

Item  8.01  -  Other  Events

     N-Viro International Corporation (the "Company") announced on December 13, 2006 in a press release the resignation of Mr. Haslinger and Mr. Nicholson from the Board of Directors, and the appointment of Mr. Hagans and Mr. Kovacik to the Board of Directors, which is attached as Exhibit 99.1.


Item 9.01 - Financial Statements and Exhibits

(c)     Exhibits
     Exhibit No.     Description
     -----------     -----------
     99.1            Press Release dated December 13, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION



Dated:          December 13, 2006         By:       /s/  James K. McHugh
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                                                   James K. McHugh
                                                   Chief Financial Officer